UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

June 24, 2019

Date of Report (date of earliest event reported)

AirXpanders, Inc.

(Exact name of Registrant as specified in charter)

Delaware	000-55781	20-2555438
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

3047 Orchard Parkway, CA, 95134

(Address of principal executive offices)

Registrant's telephone number, including area code: (650) 390-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:    None

Item 1.01 - Entry Into A Material Definitive Agreement.

AirXpanders, Inc. (the “Company”) has entered into a Forbearance Agreement (the “Forbearance Agreement ”) with respect to the Company’s Loan and Security Agreement dated August 4, 2017, as amended (the “Agreement”) with Oxford Finance LLC (“Oxford”). The effective date of the Forbearance Agreement is June 21, 2019 (US time), when AirXpanders transferred US$500,000 to a restricted account under the sole control of Oxford Finance.

Under the Forbearance Agreement, Oxford has agreed that it will forbear, during the Forbearance Period (as defined below), from filing any legal action or instituting or enforcing any rights and remedies it may have against the Company in connection with existing and ongoing defaults under the Agreement.

The forbearance period (the “Forbearance Period”) under the Forbearance Agreement will expire on the earliest to occur of (a) June 30, 2019 (unless (i) the Company receives one or more merger and acquisition offerings or refinance indications of interest satisfactory to Oxford (“M&A Offerings or Refinance Indications”) prior to June 30, 2019 in which case such date will be extended to July 8, 2019, and (ii) if the Company executes a term sheet for one or more M&A Offerings or Refinance Indications prior to July 8, 2019, in which case such date will be further extended to July 31, 2019), (b) the failure of the Company to comply with any of the terms or undertakings of the Forbearance Agreement, (c) the occurrence of any further events of default (as defined in the Agreement), other than the existing and ongoing defaults under the Agreement to maintain minimum liquidity levels and achieve minimum revenue levels, and (d) the date the Company joins in, assists, cooperates, or participates as an adverse party or adverse witness in any suit or other proceeding against Oxford related to the Agreement.

The forgoing description of the Forbearance Agreement is qualified in its entirety by reference to the full text of the Forbearance Agreement, a copy of which will, upon the Forbearance Agreement becoming effective, be filed in an SEC Form 8-K and provided to ASX.

The forgoing description of the Forbearance Agreement is qualified in its entirety by reference to the full text of the Forbearance Agreement, a copy of which is filed in Exhibit 10.1 to this current report on Form 8-K and is incorporated by reference herein.

Item 9.01 - Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.01	Forbearance Agreement between the Company and Oxford Finance LLC dated June 11, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2019	AIRXPANDERS, INC.

/s/ Frank Grillo
Frank Grillo President and Chief Executive Officer
Duly Authorized Officer